Exhibit 99.1
THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.
COVAD COMMUNICATIONS GROUP, INC.
COVAD COMMUNICATIONS COMPANY
12% Senior Secured Convertible Note due 2011

$40,000,000.00
No. 1
     COVAD COMMUNICATIONS GROUP, INC., a Delaware corporation (“Group”), and COVAD COMMUNICATIONS COMPANY, a California corporation (“Operating”; individually and collectively with Group, the “Company,” which term includes any successor), for value received, jointly and severally, promise to pay to EarthLink, Inc., or its registered assigns or successors, the principal sum of Forty Million Dollars and No Cents ($40,000,000.00) on March 15, 2011.
     Interest Payment Dates: March 15 and September 15 of each year, commencing September 15, 2006.
     Regular Record Dates: March 1 and September 1 of each year.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officers.

COVAD COMMUNICATIONS GROUP, INC.

	By:	/s/ Charles Hoffman
Name: Charles Hoffman
Title: Chief Executive Officer

	By:	/s/ Christopher Dunn
Name: Christopher Dunn
Title: Chief Financial Officer
Date: March 29, 2006

COVAD COMMUNICATIONS COMPANY

	By:	/s/ Charles Hoffman
Name: Charles Hoffman
Title: Chief Executive Officer

	By:	/s/ Christopher Dunn
Name: Christopher Dunn
Title: Chief Financial Officer
Date: March 29, 2006

[REVERSE SIDE OF NOTE]
COVAD COMMUNICATIONS GROUP, INC.
COVAD COMMUNICATIONS COMPANY
12% Senior Secured Convertible Note due 2011
     Section 1. Principal and Interest.
          (a) Subject to Section 1(d), the Company will pay the principal of this Note on March 15, 2011 (the “Final Maturity”). The Company, jointly and severally, promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.
          (b) Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 1 or September 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing September 15, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 29, 2006 (the “Issue Date”). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum that is 2% in excess of the rate otherwise payable.
          (c) The Company will have the option to pay interest in cash or through the issuance of notes, other than the notes comprising the first $40,000,000.00 principal amount of Notes issued on the date hereof (the “Initial Notes”), which shall be issued as part of the same series as the Initial Notes (the “Additional Notes” and, together with the Initial Notes, the “Notes”). The Additional Notes will be identical to the Initial Notes, except that interest will begin to accrue from the date they are issued rather than the Issue Date. The Company shall provide written or oral notice to the Holders five Business Days prior to an Interest Payment Date of whether such interest payment will be made in cash, by the issuance of Additional Notes or by a combination thereof. If the Company fails to deliver such notice in such time period, interest for the period for which the notice was not properly given shall be paid by the issuance of Additional Notes. Any cash interest payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
          (d) Notwithstanding, the first sentence of Section 1(a), in the event that: (i) (A) Operating elects under Section 9.2.4 of that certain Agreement for XGDSL Services, dated of even date herewith, between Operating and EarthLink, Inc. (“EarthLink”) (the “Services Agreement”) not to proceed with the Phase II Build Out (as defined in the Services Agreement) by written notice to EarthLink (“Phase II Notice”), or (B) Operating receives from EarthLink notice of a Substantial Performance Failure, as defined in and in accordance with the terms of, Section 4.5 of the Services Agreement and Exhibit 2 of the Services Agreement (the “Substantial Performance Notice’) and (ii) with respect to subsection (d)(i)(A), on the date of the Phase II Notice EarthLink holds at least two-thirds of the outstanding aggregate principal amount of the Notes and of the Primary Shares, then EarthLink may, in either case and at its option, at any time during the 30-day period following receipt of the Phase II Notice or the Substantial Performance Notice, as applicable, by written notice to the Company (the “Election Notice”), require the Company to pay the remaining principal amount of the Notes held by EarthLink on the date of the Election Notice (“Amortized Notes”) in four equal annual installments due March 15 of each year, commencing on March 15, 2007 and ending on March 15, 2010 (the “Principal Installments”); provided, however, that if such Election Notice is made after any of such dates the principal on the Amortized Notes will be paid ratably on the remaining dates. Accrued interest, if any, on the Principal Installments shall be paid in accordance with Section 1(b). From and after the date of the Election Notice, the Amortized Notes shall continue to be governed by this Section 1(d), regardless of any subsequent transfer by EarthLink of all or any portion of the Amortized Notes.
     Section 2. Method of Payment. The Company will pay interest (except defaulted interest) on the principal amount of the Notes as provided above on each March 15 and September 15, commencing September 15, 2006, to each person in whose names the Notes are registered (a “Holder”) on the March 1 or September 1 immediately preceding the Interest Payment Date, in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date. If a payment date is a date other than a Business Day, payment may be made on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period. “Business Day” shall mean any day except Saturday, Sunday or any other day on which commercial banks in the State of California are authorized by law or other governmental action to close.
     Section 3. Limitations. The Notes are general secured obligations of each of Group and Operating, will rank pari passu in right of payment with all existing and future secured, unsubordinated indebtedness of each of Group and Operating and will be senior in right of payment to all unsecured indebtedness and subordinated indebtedness of each of Group and Operating.
     Section 4. Conversion of Note by Holder.
          (a) Subject to the further provisions of this Section 4(a), a Holder of a Note may convert such Note (or portion thereof) at any time beginning March 15, 2008, through the close of business on the Final Maturity at the Conversion Price then in effect into shares of the common stock of Group (the “Common Stock”); provided however, that in the event of a Change in Control, a Holder may convert such Note immediately prior to the Change of Control irrespective of whether conversion were to occur prior to March 15, 2008. For purposes of this Section 4, the Company shall mail notice to the Holders not less than five Business Days prior to the occurrence of any Change of Control, provided that the Company has knowledge of such Change in Control. The number of shares of Group’s Common Stock issuable upon conversion of a Note shall be determined by dividing the outstanding principal amount (excluding accrued and unpaid interest) of the Note (or portion thereof) surrendered for conversion by the Conversion Price in effect on the Conversion Date (as defined in Section 4(b)). In connection with any such conversion, such Holder also shall have the right to receive a payment (each, a “Conversion Interest Payment”), at the time and in the manner provided in Section 4(b), of the accrued and unpaid interest with respect to the outstanding principal amount of the Note (or portion thereof) so converted, which payment shall be made, at the election of the Company, in cash, Common

Stock, or a combination thereof. Subject to adjustment or voluntary reduction as provided in this Section 4, the Conversion Price initially shall be $1.86 per share of Group’s Common Stock.
     A Holder of Notes is not entitled to any rights of a holder of Group’s Common Stock until such Holder has converted its Notes to Group’s Common Stock.
          (b) Conversion Procedure. To convert a Note, a Holder must (i) complete and manually sign the conversion notice on the back of the Note (or complete and manually sign a facsimile of such notice) and deliver such notice to the Company, (ii) surrender the Note to the Company, (iii) have satisfied any necessary filing requirements under the Hart-Scott-Rodino Act of 1976, as amended (the “HSR Act”), in respect of its acquisition of the shares of Group’s Common Stock upon such conversion and the waiting period under such HSR Act shall have expired or been terminated without objection to such acquisition, (iv) have received any other necessary regulatory consents to its acquisition of the shares of Group’s Common Stock upon such conversion and (v) pay any transfer or similar tax if required pursuant to Section 4(d) hereof. The date on which the Holder satisfies all of those requirements is the “Conversion Date.” The notice of conversion shall state that the Holder has satisfied or will have satisfied prior to the issuance of shares of the Group’s Common Stock upon conversion of such principal amount, and prior to the payment of the Conversion Interest Payment, any and all legal or regulatory requirements for conversion, including compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the HSR Act. The Company shall use its reasonable best efforts in cooperating in a timely manner with such Holder to obtain such legal or regulatory approvals to the extent its cooperation is necessary.
     As soon as practicable after the Conversion Date and in no event later than five Business Days following the Conversion Date, Group shall deliver to the Holder (i) a certificate for the number of whole shares of Group’s Common Stock issuable upon the conversion of the Note or portion thereof as determined in accordance with this Section 4, (ii) cash in lieu of any fractional shares pursuant to Section 4(c) hereof and (iii) cash, Common Stock, or a combination thereof, in an amount equal to the Conversion Interest Payment.
     The individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust or other entity organization, including a government or political subdivision or an agency or instrumentality thereof (each a “Person” or “Persons”) in whose name the certificate is registered shall be deemed to be a stockholder of record on and after the Conversion Date, as the case may be; provided that no surrender of a Note on any date when the stock transfer books of Group shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Group’s Common Stock upon such conversion as the record holder or holders of such shares of Group’s Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Group’s Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and provided further, that such conversion shall be at the Conversion Price in effect on the Conversion Date as if the stock transfer books of Group had not been closed. Upon conversion of a Note (in whole and not in part), such Person shall no longer be a Holder of such Note.

     If any Holder surrenders a Note for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and before the close of business on the related Interest Payment Date, the Company shall pay accrued interest, if any, through the Conversion Date to the Holder of such Note on such Regular Record Date.
     Upon surrender of a Note that is converted in part, as soon as practicable after the Conversion Date and in no event later than five Business Days following the Conversion Date, the Company shall execute and deliver to the Holder, a new Note equal in principal amount to the unconverted portion of the Note surrendered.
     If the last day on which a Note may be converted is not a Business Day, the Note may be surrendered to the Company on the next succeeding day that is a Business Day.
          (c) Fractional Shares. Group shall not issue fractional shares of its Common Stock upon conversion of any Notes. In lieu thereof, the Company shall, at the Company’s option, pay an amount in cash based upon the Current Market Price on the Business Day immediately prior to the Conversion Date or round up the number of shares of Group’s Common Stock issuable upon such conversion to the next highest whole number of shares.
          (d) Taxes on Conversion. If a Holder converts a Note, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of its Common Stock upon such conversion. However, the Holder shall pay any such tax that is due because the Holder requests the shares to be issued in a name other than the Holder’s name. Group may refuse to deliver the certificate representing the shares of Group’s Common Stock being issued in a name other than the Holder’s name until the Company receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder’s name. Nothing herein shall preclude any tax withholding required by law or regulation.
          (e) Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:
               (i) In case Group shall (A) pay a dividend in shares of its Common Stock to all holders of its Common Stock, (B) make a distribution in shares of its Common Stock to all holders of its Common Stock, (C) subdivide or split its outstanding Common Stock into a larger number of shares, or (D) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive that number of shares of Group’s Common Stock that it would have owned or been entitled to receive had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section 4(e)(i) shall become effective as of the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution in the case of a dividend in shares or distribution in shares and shall become effective as of the close of business on the effective date in the case of a subdivision, split or combination. If any dividend or distribution of the type described in this Section 4(e)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

               (ii) In case (A) Group shall issue rights, options or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of its Common Stock (or securities convertible into its Common Stock) at a price per share less than the Current Market Price at the record date fixed for the determination of stockholders entitled to receive such rights or warrants or (B) Group shall sell or issue any shares of its Common Stock and the consideration per share of Group’s Common Stock to be paid upon such sale or issuance is less than the Current Market Price or Group shall sell or issue warrants, options, rights or other convertible securities to subscribe for or purchase shares of its Common Stock at a price per share less than the Current Market Price on the date of such sale or issuance, the Conversion Price in effect immediately prior to the close of business on the record date or issue date thereto shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such record date or issue date (as the case may be) by a fraction, the numerator of which shall be the number of shares of Group’s Common Stock outstanding at the close of business on such record date or issue date (as the case may be), plus the number of shares that the aggregate offering price of the total number of shares of Group’s Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Group’s Common Stock outstanding at the close of business on such record date or issue date (as the case may be) plus the number of additional shares of Group’s Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights, options, warrants or convertible securities are issued, and shall become effective as of the close of business on such record date or issue date (as the case may be). To the extent that shares of Group’s Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be adjusted to the Conversion Price that would then be in effect had the reduction made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Group’s Common Stock actually delivered. In the event that such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such record date had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Group’s Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Group’s Common Stock, there shall be taken into account the fair market value of any consideration received by Group for such rights, options or warrants and any amount payable on exercise or conversion thereof.
               (iii) In case Group shall, by dividend or otherwise, distribute to all holders of its Common Stock, cash, then, in such case, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be Current Market Price on such record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Group’s Common Stock and the denominator shall be the Current Market Price on such record date. Such reduction shall become effective as of the close of business on such record date; provided that, in the event the portion of the cash so distributed applicable to one share of Group’s Common Stock is equal to or greater than the Current Market Price on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion, in addition to the shares of Group’s Common Stock issuable upon such conversion, the amount of cash such Holder would have received had such Holder converted such Note on such record date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 4(e)(iii) as a result of a distribution that is a regular dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the regular cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 4(e)(iii) as a result of a distribution that is not a regular dividend, such adjustment shall be based upon the full amount of the distribution.
               (iv) In case Group shall distribute to all or substantially all holders of its Common Stock any of Group’s shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity, whether outstanding on the Issue Date or issued thereafter, including all preferred stock of Group (the “Capital Stock”) (other than Group’s Common Stock), evidences of indebtedness or other non-cash assets (including securities of any Person), or shall distribute to all holders of its Common Stock rights, options or warrants to subscribe for or purchase any of its securities (excluding those referred to in Section 4(e)(ii)) (any of the foregoing hereinafter referred to as the “Distributed Securities”), then in each such case the Conversion Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such Distributed Securities shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect as of the close of business on such record date by a fraction, the numerator of which shall be the Current Market Price on such record date less the fair market value on such record date of the portion of the Distributed Securities applicable to one share of Group’s Common Stock (determined on the basis of the number of shares of Group’s Common Stock outstanding on the record date), and the denominator of which shall be the Current Market Price on such record date. Such reduction shall become effective as of the close of business on such record date; provided, that the then fair market value of the portion of the Distributable Securities so distributed applicable to one share of Group’s Common Stock is equal to or greater than the Current Market Price on such record date, in lieu of making the foregoing reduction, adequate provision shall be made so that each Holder of a Note receives at such time, or shall have the right to receive upon such conversion, in addition to the shares of Group’s Common Stock issuable upon such conversion, the amount of Distributed Securities such Holder would have received had such Holder converted such Note on such record date. In the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 4(e)(iv) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price.
     Rights, options or warrants distributed by Group to all holders of Group’s Common Stock entitling the holders thereof to subscribe for or purchase shares of Group’s Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (each a “Trigger Event”): (A) are deemed to be transferred with such shares of Group’s Common Stock, (B) are not immediately exercisable and (C) are also issued in respect of future issuances of Group’s Common Stock, shall be deemed not to have been distributed for purposes of this Section 4(e) (and no adjustment to the Conversion Price under this Section 4(e) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 4(e)(iv).
     If any such right, option or warrant, including any such existing right, option or warrant distributed prior to the Issue Date, is subject to events, upon the occurrence of which such right, option or warrant becomes exercisable to purchase different securities, evidences of indebtedness or other non-cash assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 4(e) was made, (A) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Group’s Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Group’s Common Stock as of the date of such redemption or repurchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights, options and warrants had not been issued.
     No adjustment of the Conversion Price shall be made pursuant to this Section 4(e)(iv) in respect of rights, options or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights, options or warrants are actually distributed, or reserved by Group for distribution, to any Holder upon conversion by such Holder of a Note to shares of Group’s Common Stock. For purposes of this Section 4(e)(iv) and Sections 4(e)(i) and (ii), any dividend or distribution to which this Section 4(e)(iv) is applicable that also includes shares of Group’s Common Stock, or rights, options or warrants to subscribe for or purchase shares of Group’s Common Stock (or both), shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, non-cash assets or shares of Group’s Capital Stock other than such shares of Group’s Common Stock (and any Conversion Price reduction required by this Section 4(e)(iv) with respect to such dividend or distribution shall then be made) immediately followed by (B) a dividend or distribution of such shares of Group’s Common Stock or such rights, options or warrants (and any further Conversion Price reduction required by Sections 4(e)(i) and (ii) with respect to such dividend or distribution shall then be made), except “the record date for the determination of stockholders entitled to receive such Distributed Securities” shall be substituted as “the record date fixed for the determination of stockholders entitled to receive such dividend or distribution” and “the record date fixed for the determination of stockholders entitled to receive such rights, options or warrants” within the meaning of Sections 4(e)(i) and (ii).
               (v) In case a tender or exchange offer made by Group or any subsidiary of Group for all or any portion of Group’s Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall involve the payment by Group or such subsidiary to stockholders of consideration per share of Group’s Common Stock having a fair market value (at the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended)) that exceeds the Current Market Price on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction, the numerator of which shall be the number of shares of Group’s Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price on the Trading Day next succeeding the Expiration Time, and the denominator of which shall be the sum of (A) the fair market value of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the “Purchased Shares”) and (B) the product of the number of shares of Group’s Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the Trading Day next succeeding the Expiration Time. In the event that Group or such subsidiary is obligated to purchase shares of Group’s Common Stock pursuant to any such tender or exchange offer, but Group or such subsidiary is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be effect if such tender or exchange offer had not been made.
               (vi) The following terms shall have the meaning indicated:
     “Closing Price” means, with respect to any securities on any date, the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal security exchange or automated quotation system in the United States on which such security is quoted or listed or admitted to trading, or, the average of the closing bid and asked prices of such security on the over the counter market on the day in question as reported by The Nasdaq National Market or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.
     “Current Market Price” means the average of the daily Closing Prices per share of Group’s Common Stock for the ten consecutive Trading Days immediately prior to the date in question or, if Group’s Common Stock is not listed or quoted or admitted to trading on any national security exchange or automated quotation system in the United States, the fair market value of Group’s Common Stock immediately prior to the date in question.
     “fair market value” means the price that would be paid in an arm’s-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors; provided that with respect to any transaction or series of related transactions having a value in excess of $10 million, such determination is made by disinterested members of the Board of Directors (it being acknowledged and agreed that no such member shall be deemed interested in any such transaction by reason of the fact that such member or any of its affiliates owns or controls securities of Group).
     “Trading Day” means a day on which the principal national securities exchange or automated quotation system in the United States on which Group’s Common Stock is listed or quoted or admitted to trading is open for the transaction of business or, if Group’s Common Stock is not listed or quoted or admitted to trading on any national securities exchange or automated quotation system in the United States, any Business Day.
               (vii) In any case in which this Section 4(e) shall require that an adjustment be made on a record date established for purposes of this Section 4(e), the Company may elect to defer (but only until five Business Days following the mailing by the Company to the Holders of the certificate described in Section 4(i) hereof) issuing to the Holder of any Note converted after such record date but prior to the issue date, the shares of Group’s Common Stock and other Capital Stock of Group issuable upon such conversion over and above the shares of Group’s Common Stock and other Capital Stock of Group issuable upon such conversion only on the basis of the Conversion Price prior to adjustment and, in lieu of the shares the issuance of which is so deferred, Group shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by Group of the right to receive such shares.
               (viii) If any of the following shall occur, namely: (A) any reclassification or change of shares of Group’s Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in this Section 4(e)); (B) any consolidation, merger or combination to which Group is a party other than a merger in which Group is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Group’s Common Stock; or (C) any sale, transfer or conveyance of all or substantially all of the property and assets of Group to any Person, then Group, or such successor or purchasing corporation or, if applicable, the parent entity of such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, combination, sale, transfer or conveyance, execute and deliver to the Holders an amendment to the Notes providing that the Holder of each Note then outstanding shall have the right to convert such Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale, transfer or conveyance by a holder of the number of shares of Group’s Common Stock deliverable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance.
          (f) No Adjustment. No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided that any adjustments which by reason of this Section 4(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for (i) the issuance of options or rights to purchase Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by Group or any subsidiary so long as the exercise price of such options or rights is not less than the Current Market Price per share of Common Stock on such issue date, (ii) the issuance of Common Stock pursuant to and in accordance with the terms of Group’s Employee Stock Purchase Plan, or (iii) the issuance of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Issue Date. No adjustment need be made for a change in the par value or a change to no par value of Group’s Common Stock. To the extent that the Notes become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash. Notwithstanding anything to the contrary herein or in any Additional Note, in no event shall the conversion of this Note and any Additional Notes (as defined in this Note and in the Registration Rights Agreement of even date herewith between Group and EarthLink), taking into account all prior conversions, be converted in an aggregate number of shares of Common Stock which in the aggregate exceeds 19.9% of the then outstanding shares of Common Stock.
          (g) Adjustment for Tax Purposes. Group shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 4(e), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or Notes or distributions of Notes convertible into or exchangeable for Capital Stock hereafter made by Group to its stockholders shall not be taxable, provided that such reduction does not have an adverse effect for tax purposes, or otherwise, on Holders of the Notes.
          (h) Notice of Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to Holders a notice of the adjustment and an Officers’ Certificate (as defined in Section 9(i)) briefly stating the facts requiring the adjustment, the manner of computing it, the new Conversion Price and the date on which the adjustment becomes effective.
          (i) Notice of Certain Transactions. In the event that (i) Group takes any action that would require an adjustment in the Conversion Price, (ii) Group consolidates, merges or combines with, or transfers all or substantially all of its property and assets to, another Person and stockholders of Group must approve the transaction, or (iii) there is a dissolution, liquidation or winding up of Group, the Company shall mail to Holders a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date.

     Section 5. Redemption of Notes.
          (a) Upon the occurrence of any Change of Control, the Holder or Holders, as the case may be, shall have the right to require the Company to repurchase all Notes then outstanding, at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Redemption Price”). A notice of a Change of Control will be mailed within 30 days after the date any Change of Control occurs to each Holder. If any Holder elects to exercise the right to receive the Change of Control Redemption Price under this Section 5(a), such Holder will mail to the Company a notice of such election. Payment of the Change of Control Redemption Price by the Company to the Holder shall be made in cash in immediately available funds within 30 days after the Company receives such notice of the Holder’s election to receive the Change of Control Redemption Price.
          (b) The following terms shall have the meaning indicated:
     “Change of Control” means the occurrence of one or more of the following events: (i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions, of shares of Group’s Capital Stock entitling that person to exercise 50% or more of the total voting power of all shares of Group’s Capital Stock entitled to vote generally in elections of directors, other than any acquisition by Group, any of Group’s subsidiaries or any of Group’s employee benefit plans (except that any of those persons shall be deemed to have beneficial ownership of all securities it has the right to acquire, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); (ii) the first day on which a majority of the members of the Group’s Board of Directors are not Continuing Directors; or (iii) Group consolidates or merges with or into any other person, any merger of another person into Group, or any conveyance, transfer, sale, lease or other disposition, of all or substantially all of Group’s properties and assets to another person, other than: (A) any transaction: (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Group’s Capital Stock; and (y) pursuant to which holders of Group’s Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in elections of directors of the continuing or surviving Person immediately after giving effect to such issuance; and (B) any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing Group’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock, if at all, solely into shares of common stock, ordinary shares or American Depositary Shares of the surviving entity or a direct or indirect parent of the surviving corporation.
     “Continuing Director” means, as of any date of determination, any member of Group’s Board of Directors who (i) was a member of such Board of Directors on the Issue Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

     Section 6. Persons Deemed Owners. A Holder shall be treated as the owner of a Note for all purposes.
     Section 7. Security Agreement. The Company’s obligations to the Holders under this Note are secured by a lien on and security interest in certain assets of Group and Operating (including, without limitation, the equipment acquired with the proceeds of this Note), all as more particularly described in that certain Security Agreement dated of even date herewith made by each of Group and Operating for the benefit of the Holders (the “Security Agreement”). Each Holder of any Notes, by its acceptance thereof, consents and agrees to the terms of the Security Agreement as the same may be in effect from time to time in accordance with its terms and directs EarthLink (or its assignee), as collateral agent (the “Collateral Agent”), to enter into the Security Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Collateral Agent shall have all of the powers and duties of the Secured Party (as defined in the Security Agreement) under the Security Agreement and shall exercise such powers and duties on its own behalf and on behalf of the other Holders. It is expressly understood and agreed that no Holder other than the Collateral Agent shall have any rights or duties under the Security Agreement except as provided in this Section 7; provided, however that the Collateral Agent shall take any action with respect to the Security Agreement as is directed in writing by a majority of the Holders of outstanding aggregate principal amount of the Notes. In no event shall the Collateral Agent be liable to any other Holder for any action taken, or for the failure to take any action, as the Collateral Agent, except for such actions or inactions constituting gross negligence or willful misconduct. If at any time EarthLink ceases to hold the greatest percentage of the outstanding aggregate principal amount of the Notes, then EarthLink (or any assignee), with the prior written consent of the Company, not to be unreasonably withheld, shall be entitled, but shall not be required, to assign its rights to act as Collateral Agent to the Holder of the greatest percentage of the outstanding aggregate principal amount of the Notes. Such assignment shall be effective upon acceptance by such Holder and such Holder shall become the “Collateral Agent” for all purposes under this Note and the Security Agreement.
     Section 8. Amendment; Supplement; Waiver. Subject to certain exceptions, the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding.
     Section 9. Covenants.
          (a) Payment of Notes. Group and Operating shall, jointly and severally, pay the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Group and Operating shall, jointly and severally, pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Notes.
          (b) Use of Proceeds. Group and Operating shall use the proceeds from the sale of the Notes in the manner provided for in the Services Agreement.

          (c) Limitation on Indebtedness. The Company shall not, and shall not permit any subsidiary to, contract, create, incur, assume or permit to exist any secured Indebtedness, except (i) Indebtedness arising or existing under the Note, (ii) Indebtedness of the Company existing as of the Issue Date, (iii) Indebtedness owing to EarthLink, (iv) Indebtedness related to the Phase II Alternative Financing (as defined in the Services Agreement) not to exceed $45,000,000 outstanding at any time, (v) purchase money Indebtedness in an aggregate amount not to exceed $25,000,000 outstanding at any time, and (vi) other Indebtedness not to exceed $75,000,000 outstanding at any time (including asset based loan financing).
          (d) Negative Pledge. The Company shall not, and shall not permit any subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any lien upon its assets constituting PP&E, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the Note, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 9(c), provided that any such agreement, in the case of Indebtedness permitted under clauses (c)(iii), (iv) and (v) above, relates only to the asset or assets constructed or acquired in connection therewith, and (iii) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.
               (i) The following terms shall have the meaning indicated:
     “Indebtedness” shall mean, with respect to any Person, without duplication any liability of such Person (i) for borrowed money; (ii) evidenced by bonds, debentures, notes or similar instruments; (iii) in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto); (iv) to pay the deferred purchase price of property or services, except trade accounts payable or accrued expenses arising in the ordinary course of business; (v) as lessee, the obligations of which are capitalized in accordance with generally accepted accounting principles; (vi) secured by a lien on any asset of such Person, whether or not the obligation giving rise to such lien is assumed by such Person; and (vii) for indebtedness of others guaranteed by such Person or for which such Person is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).
     “Permitted Lien” shall mean (i) the lien on and security interest in substantially all of the Company’s assets in favor of SBC Communications Inc. (the “SBC Lien”), (ii) liens for taxes and special assessments not then delinquent, (iii) liens of taxes and assessments which are delinquent but the validity of which is being contested in good faith and with respect to which the Company has set aside adequate reserves for payment, (iv) mechanics’ and materialmen’s liens arising or incurred in the ordinary course of business and which are being contested in good faith and have not proceeded to judgment, provided the Company has set aside adequate reserves for payment, and (v) such other imperfections in title, charges, easements, restrictions and encumbrances which could not, individually or when taken as a whole, result in a Material Adverse Effect (as defined in the Purchase Agreement).

     “PP&E” shall mean equipment, fixed assets, real property or improvements that have been or should be, in accordance with GAAP, reflected as additions to property, plant and equipment on a balance sheet of the Company or have a useful life of more than one year.
          (e) Existence. The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each subsidiary in accordance with the respective organizational documents of the Company and each such subsidiary and the rights (whether pursuant to charter, partnership certificate, agreement, statute or otherwise), licenses and franchises of the Company and each such subsidiary; provided that the Company shall not be required to preserve any such right, license or franchise, or the existence of any subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries, taken as a whole.
          (f) Payment of Taxes and Other Claims. The Company shall pay or discharge and shall cause each of its subsidiaries to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon (A) the Company or any such subsidiary, (B) the income or profits of the Company or any such subsidiary which is a corporation or (C) the property of the Company or any such subsidiary and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such subsidiary; provided that the Company shall not be required to pay or discharge, or cause to be paid or discharged, any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.
          (g) Notice of Defaults. In the event that the Company or any subsidiary becomes aware of any default or Event of Default, the Company shall promptly deliver to the Holders an Officers’ Certificate specifying such default or Event of Default.
          (h) SEC and Other Reports. Group shall provide to each Holder, within 15 days after it files its annual and quarterly reports, information, documents and other reports with the Securities and Exchange Commission (the “SEC”), copies of such annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which Group is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act provided that any such reports, information or documents filed with the SEC pursuant to its Electronic Data and Gathering Analysis and Retrieval System shall be deemed provided to each Holder. Delivery of such reports, information and documents to each Holder is for informational purposes only and each Holder’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Group’s compliance with any of its covenants hereunder (as to which each Holder is entitled to rely conclusively on Officers’ Certificates).
          (i) Compliance Certificate. The Company shall deliver to each Holder within 60 days after the end of each fiscal quarter of the Company and 120 days after the end of each fiscal year of the Company, a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof; provided that any such certificate may be signed by any two of the Officers listed in clause (i) of the definition thereof in lieu of being signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof (an “Officers’ Certificate”), stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Note (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. “Officer” means, with respect to the Company, (i) the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, and (ii) the Chief Financial Officer, the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.
          (j) Transfer of Collateral. Notwithstanding anything to the contrary herein, the Company may transfer title to all or any part of the Collateral (as defined in the Security Agreement) to one or more direct or indirect wholly-owned subsidiaries of the Company (a “Permitted Transferee”), provided, however, that prior to any such transfer (i) such Permitted Transferee shall execute a joinder agreement or guaranty in form and substance satisfactory to the Collateral Agent (A) agreeing to be bound as a co-maker or guarantor under this Note and as a debtor under the Security Agreement and (B) acknowledging and confirming the Collateral Agent’s continuing security interest in and lien on the Collateral, (ii) the Company shall provide the Collateral Agent with written evidence that all federal and state regulatory approvals and other third party consents, if any, required for such transfer and joinder or guaranty have been obtained (the “Required Approvals”) and (iii) the Collateral Agent shall indicate in writing that it is satisfied that all Required Approvals for such transfer and joinder or guaranty have been obtained; provided, further, however, that notwithstanding any transfer of any Collateral to the Permitted Transferee, neither Group nor Operating shall be released from its obligations under the Security Agreement or under this Note.
          (k) Further Instruments and Acts. Upon request of any Holder, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Note.
     Section 10. Successor Persons. When a successor person or other entity assumes all the obligations of its predecessor under the Notes, the predecessor person will be released from those obligations.
     Section 11. When Company May Merge or Transfer Assets. Neither Group nor Operating shall consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:
          (a) either (i) Group or Operating, as applicable, shall be the continuing corporation or (ii) the Person (if other than Group or Operating) formed by such consolidation or into which Group or Operating, as applicable, is merged or the Person that acquires by conveyance, transfer or lease all or substantially all of the properties and assets of Group or Operating, as applicable (A) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (B) shall expressly assume, by an amended note hereto, executed and delivered to the Holders, in form reasonably satisfactory to the Holders, all of the obligations of Group or Operating, as applicable, under the Notes;
          (b) immediately prior to and after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and
          (c) Group or Operating, as applicable, shall have delivered to the Holders an Officers’ Certificate and a written opinion from legal counsel, and, who may be an employee of, or counsel to, the Company or the Holders, containing (i) a statement that each person making such opinion of counsel has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such opinion of counsel are based, (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with and (iv) a statement that, in the opinion of such person, such covenant or condition has been complied with, each stating that such consolidation, merger, conveyance, transfer or lease and, if an amendment to the Notes is required in connection with such transaction, such amended Notes, comply with this Section 11 and that all conditions precedent herein provided for relating to such transaction have been satisfied.
     For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more subsidiaries (other than to the Company or another subsidiary), which, if such assets were owned by the Company, would constitute substantially all of the properties and assets of the Company, shall be deemed to be the transfer of substantially all of the properties and assets of the Company.
     The successor Person formed by such consolidation or into which Group or Operating, as applicable, is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of Group or Operating, as applicable, under the Notes with the same effect as if such successor had been named as Group or Operating, as applicable, herein; and thereafter, except in the case of a lease and obligations that Group or Operating, as applicable, may have under an amended Note, Group or Operating, as applicable, shall be discharged from all obligations and covenants under the Notes. Group, Operating, the Holders and the successor Person shall enter into a amendment to the Notes to evidence the succession and substitution of such successor Person and such discharge and release of Group or Operating, as applicable.
     Section 12. Defaults and Remedies. Each of the following events constitutes an “Event of Default”:
          (a) default in the payment of principal of (or premium, if any, on) any Note, including the Redemption Amount, when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;
          (b) default in the payment of interest on any Notes when the same becomes due and payable, and such default continues for a period of 30 days;
          (c) default in the performance or breach of the provisions of the Notes applicable to mergers, consolidations and transfers of all or substantially all of the assets of Group or Operating or the failure to make or consummate an Offer to Purchase in accordance with Section 5 hereof;
          (d) Group or Operating defaults in the performance of or breaches any other covenant or agreement of the Company under the Notes (other than a default specified in clause (a), (b) or (c) above), and such default or breach continues for a period of 30 consecutive days after written notice by the Holders of 25% or more in aggregate principal amount of the Notes;
          (e) the failure of Group’s Common Stock to be quoted or listed on a national security exchange or automated quotation system in the United States for more than three days, or if quoted on the OTC Bulletin Board (“Bulletin Board”), failure to comply with the requirements for continued listing on the Bulletin Board for a period of seven consecutive Trading Days or notification from the Bulletin Board or from the applicable national security exchange or automated quotation system that the Company is not in compliance with the conditions for such continued quotation on the Bulletin Board;
          (f) there occurs with respect to any issue or issues of indebtedness for borrowed money of Group or any existing or future, direct or indirect, subsidiary of Group whose assets constitute 15% or more of the total assets of Group on a consolidated basis (a “Designated Subsidiary”) having an outstanding principal amount of $15 million or more in the aggregate for all such issues of all such Persons, whether such indebtedness now exists or shall hereafter be created, (i) an event of default that has caused the holder thereof to declare such indebtedness to be due and payable prior to its stated maturity and such indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;
          (g) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of Group, Operating or any Designated Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Group, Operating or any Designated Subsidiary or for all or substantially all of the property and assets of Group, Operating or any Designated Subsidiary or (iii) the winding up or liquidation of the affairs of Group, Operating or any Designated Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or
          (h) Group, Operating or any Designated Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Group, Operating or any Designated

Subsidiary or for all or substantially all of the property and assets of Group, Operating or any Designated Subsidiary or (iii) effects any general assignment for the benefit of creditors.
     Section 13. Costs of Collection. In the event that either Group or Operating fails to pay when due (including, without limitation upon acceleration in connection with an Event of Default) the full amount of principal and/or interest hereunder, each of Group and Operating shall indemnify and hold harmless the Holder of any portion of this Note from and against all reasonable costs and expenses incurred in connection with the enforcement of this provision or collection of such principal and interest, including, without limitation, reasonable attorneys’ fees and expenses.
     Section 14. No Recourse Against Others. No incorporator or any past, present or future partner, stockholder, other equityholder, officer, director, employee or controlling person, as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Notes for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
     Section 15. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each of Group and Operating hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to its address for notices and communications specified in Section 16 herein and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of Group and Operating hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to the Notes or the transactions contemplated hereby.
     Section 16. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 16 prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 16 later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Covad Communications Group, Inc.
Covad Communications Company
110 Rio Robles
San Jose, CA 95134
Attn: General Counsel
Fax: (408) 952-7539

With a copy to:	Weil, Gotshal and Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention: Michael A. Saslaw
Fax: 214-746-8417
     The Company by notice to the Holders may designate additional or different addresses for subsequent notices or communications.
     Any notice or communication mailed to a Holder shall be mailed to it at its address as it appears on the security register maintained by the Company by first-class mail and shall be sufficiently given to him if so mailed within the time prescribed.
     Failure to mail a notice or communication to a Holder as provided herein or any defect in any such notice or communication shall not affect its sufficiency with respect to other Holders. Except as otherwise provided in the Notes, if a notice or communication is mailed in the manner provided in this Section 16, it is duly given, whether or not the addressee receives it.
     Where this Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Holders shall constitute a sufficient notification for every purpose hereunder.
     The Holders shall be entitled to rely and act upon any notices purportedly given by Group and/or Operating.
     Section 17. Miscellaneous.
          (a) Group shall keep a register of the Notes and of their transfer, exchange or conversion. The transfer of this Note is registrable on the register maintained by the Company upon surrender of this Note for registration of transfer at the office of the Company specified in Section 16, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof of such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Notes are issuable only in registered form without coupons in denominations of $2,000,000

(or any integral multiple of $100,000 in excess thereof). No service charge shall be made for any such registration of transfer, exchange or conversion, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note may be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          (b) This Note and the Common Stock issuable upon conversion of this Note have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Note nor the Common Stock issuable upon conversion of this Note may be sold, offered for sale, pledged or hypothecated except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or not subject to, registration under the Securities Act. The Holder by its acceptance of this Note or the Common Stock issuable upon conversion of this Note agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this Note or any portion hereof or interest herein other that in a minimum denomination of $2,000,000 principal amount (or any integral multiple of $100,000 in excess thereof) and then (other than with respect to a transfer pursuant to a registration statement that is effective at the time of such transfer) only (i) to the Company, (ii) to a person it reasonably believes to be an institutional “accredited investor” within the meaning of Rule 501(a) under the Securities Act or a qualified institutional buyer (as defined in Rule 144A under the Securities Act), or (iii) in accordance with another exemption from the registration requirements of the Securities Act, and in the case of clauses (ii)-(iii) above in which the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
          (c) Upon presentation of this Note for registration of transfer at the office of Group specified herein accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in form approved by the Company, in its reasonable discretion, executed by the registered Holder, in person or by such Holder’s attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, such Note shall be transferred on the Note register, and a new Note of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of Notes shall be subject to such restrictions as are set forth in the legends on the Notes and to such reasonable regulations as may be prescribed by the Company as specified in Section 17(b) hereof. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note register.
          (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in the case of loss, theft or destruction, receipt of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will deliver a new Note of like tenor and dated as of such cancellation, in lieu of such Note.
          (e) Each of Group and Operating is accepting joint and several liability under this Note in consideration of the financial accommodation to be provided by the Holders under this Note, for the mutual benefit, directly and indirectly, of each of Group and Operating and in consideration of the undertakings of Group and Operating to accept joint and several liability for the obligations of each of them.

[FORM OF CONVERSION NOTICE]
     The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof below designated, into shares of Common Stock of Covad Communications Group, Inc. in accordance with the terms herein and directs that the shares issuable and deliverable upon such conversion, together with cash in payment for fractional shares, cash in payment of accrued and unpaid interest with respect to the outstanding principal amount so converted and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. The undersigned acknowledges that the shares issuable and deliverable upon conversion are subject to transfer restrictions as set forth in this Note. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.
To convert only part of this Note, state the principal amount to be converted: $
Dated:

Signature:

(sign exactly as your name appears on the other side of this Note)
Signature(s) must be guaranteed by an “eligible guarantor institution,” which is a member or participant in the Security Transfer Agent Medallion Program, all in accordance with the Securities Exchange Act of 1934, as amended.
Signature guaranteed by:
By:
     Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered Holder:

(Name)

(Street Address)

(City, State and Zip Code)
Social Security or Other Taxpayer
Identification Number:

[FORM OF TRANSFER NOTICE]
     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                                                  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.
[THE FOLLOWING PROVISION TO BE INCLUDED
ON ALL NOTES, UNLEGENDED OFFSHORE GLOBAL NOTES
AND UNLEGENDED OFFSHORE PHYSICAL NOTES]
     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date any registration statement covering this Note is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:
[Check One]
☐(a)	this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.
or
☐(b)	this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note.

If none of the foregoing boxes is checked, _______________ shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.
Date:

NOTICE: The signature to this assignment
must correspond with the name as written
upon the face of the within-mentioned
instrument in every particular, without
alteration or any change whatsoever.

REDEMPTION NOTICE
     If you wish to have this Note redeemed by the Company pursuant to Section 5 of this Note, check the Box:
Date:

Your Signature:

(Sign exactly as your name appears on the other side of this Note)
     Signature Guarantee:

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